SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

March 19, 2009
Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

1775 Sherman Street, Suite 3000, Denver, CO  80203
Address of Principal Executive Offices

303-860-5800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 7.01	Regulation FD Disclosure

On March 19, 2009, Petroleum Development Corporation will host a conference for equity analysts and institutional investors at the Mandarin Oriental Hotel in New York. The presentation will include a 2008 review and 2009 outlook. PDC representatives will include Richard McCullough, Chairman and Chief Executive Officer; Gysle R. Shellum, Chief Financial Officer; and Bart Brookman, Senior Vice President Exploration & Production.

The information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

The slide presentation which will be presented is attached herewith as Exhibit 99.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)            Exhibits.

PRESENTATION:
Petroleum Development Corporation, 2009 Analyst Day, March 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	March 19, 2009

By:	/s/ Richard W. McCullough
Richard W. McCullough
Chairman & CEO